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                     MUNDER U.S. TREASURY MONEY MARKET FUND
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   Supplement Dated July 11, 2003 to                 Supplement Dated July 11, 2003 to
     Class A & Y Shares Prospectus             Class K Shares Prospectus dated June 16, 2003
 dated October 31, 2002, as previously
  supplemented through June 16, 2003

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The Munder U.S. Treasury Money Market Fund ("Fund"), a series of Munder Series
Trust, invests solely in short-term securities issued by the U.S. Treasury and in repurchase agreements backed by U.S. Treasury obligations. With interest rates at historic lows, the yield on the Fund has suffered. The Fund's low yields combined with the declining demand for U.S. Treasury money market funds generally have resulted in little growth in the Fund's assets. Moreover, recently there have been significant redemptions of Fund shares, which are likely to continue. These factors have resulted in higher per share expenses and additional pressure on the Fund's yield. These considerations have prompted the Fund's investment adviser, Munder Capital Management to recommend that the Board of Trustees approve the liquidation of the Fund.

If the liquidation of the Fund is approved by the Board of Trustees, the plan of liquidation will provide that the Fund will automatically redeem all of its outstanding shares on or about August 18, 2003. The proceeds of the redemption will be the net asset value of such shares after all charges, taxes, expenses and liabilities of the Fund are paid or provided for. The distribution to the Fund's shareholders of the Fund's liquidation proceeds will be made to all shareholders of record at the time of the distribution. Proceeds will be paid entirely in cash, except in the case of certain individual retirement account shareholders whose shares will be exchanged automatically for shares of the corresponding class of the Munder Cash Investment Fund. A prospectus for the Munder Cash Investment Fund will be sent to affected shareholders under separate cover.

Effective immediately, the Fund is closed to further investment.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUPUSTMM703